Exhibit 99.1

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 1.1 14475 WESTERN ACQUISITION VENTURES CORP. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 24, 2025 The undersigned, revoking any previous proxies relating to these shares, hereby acknowl-edges receipt of the Notice and Proxy Statement, dated January 10, 2025, in connection with the special meeting to be held on January 24, 2025 at 10:00 a.m., Eastern Time, and hereby appoints James P. McCormick and Ryan Selewicz, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Western Acquisition Ventures Corp. (the “Corporation”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURN-MENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be signed on the reverse side) NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/26395

SPECIAL MEETING OF STOCKHOLDERS OF WESTERN ACQUISITION VENTURES CORP. January 24, 2025 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/26395 Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account or to add the email, please check the box at right. Please indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.GO GREEN iii. to prohibit stockholders from acting by written consent by specifying that any action required or permitted to be taken by stockholders must be effected by a duly called annu-al or special meeting and may not be effected by written consent (we refer to such pro-posal as “Advisory Charter Proposal C”); and iv. to remove certain provisions related to our status as a blank check company that will no longer apply upon consummation of the Business Combination, all of which our board of directors believes are necessary to adequately address the needs of the post-Business Combination company (we refer to such proposal as “Advisory Charter Proposal D”); 5. Proposal No. 5—The Directors Proposal—to consider and vote upon a proposal to elect, effective as of the consummation of the Business Combination, Emmit McHenry, L. Kevin Kelly, and Peter Ginsberg (current members of Cycurion’s board of directors) and Reginald S. Bailey, Sr., and Kevin E. O’Brien to serve on the post-Business Combination company’s board of directors until their respective successors are duly elected and qualified (we refer to this proposal as the “Directors Proposal”); i. Emmit McHenry ii. L. Kevin Kelly iii. Peter Ginsberg iv. Reginald S. Bailey, Sr v. Kevin E. O’Brien 6. Proposal No. 6—The Equity Incentive Plan Proposal—to approve the 2024 Equity Incentive Plan (the “Equity Incentive Plan”), in connection with the Business Combination, including the authorization of the initial share reserve under the Equity Incentive Plan (we refer to this proposal as the “Equity Incentive Plan Proposal”); 7. Proposal No. 7—The Nasdaq ELOC Proposal—to approve for purposes of complying with Nasdaq Listing Rule 5635(d) the potential issuance of more than 20% of our Common Stock following the Business Combination pursuant to two proposed $25,000,000 Equity Line of Credit arrangements that the Combined Company intends to enter into on the closing of the Business Combination (We refer to this proposal as the “Nasdaq ELOC Proposal”); 8. Proposal No. 8—The Nasdaq Series B Proposal—to approve for purposes of comply-ing with Nasdaq Listing Rule 5635(d) the potential issuance of more than 20% of our Common Stock following the closing of the Business Combination upon the conversion of the Series B Preferred Shares and the exercise of the Series B Warrants (We refer to this proposal as the “Nasdaq Series B Proposal”); 9. Proposal No. 9—The Nasdaq Series D Proposal—to approve for purposes of comply-ing with Nasdaq Listing Rule 5635(d) the potential issuance of more than 20% of our Common Stock following the closing of the Business Combination upon the conversion of the Series D Preferred Shares and the exercise of the Series D Warrants (We refer to this proposal as the “Nasdaq Series D Proposal”); 10. Proposal No. 10—The NTA Proposal—to approve amendments to the Current Charter and Business Combination Agreement (the “Existing Organizational Documents”), which amendments shall be effective, if adopted and implemented, immediately prior to the consummation of the proposed Business Combination, to remove from the require-ments contained in the Existing Organizational Documents limiting the Company’s abil-ity to consummate an initial business combination if the Company would have less than $5,000,001 in net tangible assets (“NTA”) prior to or upon consummation of such Business Combination (We refer to this proposal as the “NTA Proposal”); and 11. Proposal No. 11—The Adjournment Proposal—to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Nasdaq Proposal, the Charter Amendment Proposal, the Directors Proposal, or the Equity Incentive Plan Proposal (the “Adjournment Proposal”). FOR AGAINST ABSTAIN 1. Proposal No. 1—The Business Combination Proposal—to approve the Amended and Restated Agreement and Plan of Merger, dated as of April 26, 2024 (as it may be further amended and/or restated from time to time, the “Business Combination Agreement”), by and among Western, Western Acquisition Merger Inc., a Delaware corporation and a wholly-owned subsidiary of Western (“Merger Sub”), and Cycurion, Inc., a Delaware corporation (“Cycurion”); and the transactions contemplated thereby, including the merger of Merger Sub with and into Cycurion with Cycurion surviving the merger as a wholly-owned subsidiary of Western (the transactions contemplated by the Business Combination Agreement, the “Business Combination” and such proposal, the “Business Combination Proposal”). In addition, in connection with the consumma-tion of the Business Combination, Western will be renamed “Cycurion, Inc.” (“New Cycurion”). 2. Proposal No. 2—The Nasdaq Proposal—to approve, for purposes of complying with Nasdaq Listing Rule 5635(a), the issuance of up to an aggregate of 32,319,083 shares of Common Stock in connection with the Business Combination (the “Nasdaq Proposal”); 3. Proposal No. 3—The Charter Amendment Proposal—to approve the proposed second amended and restated certificate of incorporation of Western (the “Proposed Charter”), which will replace Western’s amended and restated certificate of incorporation, dated January 11, 2022, as amended on January 9, 2023, July 11, 2023, January 10, 2024, April 10, 2024, July 2, 2024, October 9, 2024 and January 8, 2025 (the “Current Charter”), and will be in effect upon the consummation of the Business Combination (the “Charter Amendment Proposal”). 4. Proposal No. 4—The Advisory Charter Proposals—to approve and adopt, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the U.S. Securities and Exchange Commission as separate sub-proposals (which we refer to, collectively, as the “Advisory Charter Proposals”): i. to change the post-Business Combination company’s corporate name from “Western Acquisition Ventures Corp.” to “Cycurion, Inc.” (we refer to such proposal as “Advisory Charter Proposal A”); ii. to increase the total number of authorized shares of Common Stock from 50 million to 100 million and the number of authorized shares of Preferred Stock from 1 million to 20 million (we refer to such proposal as “Advisory Charter Proposal B”); FOR AGAINST ABSTAIN FOR Withhold FOR AGAINST ABSTAIN

Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 SPECIAL MEETING OF STOCKHOLDERS OF WESTERN ACQUISITION VENTURES CORP. January 24, 2025 PROXY VOTING INSTRUCTIONS THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x COMPANY NUMBER ACCOUNT NUMBER To change the address on your account or to add the email, please check the box at right. Please indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiconnect.com/285796129 (password: wavs2025) and be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. iii. to prohibit stockholders from acting by written consent by specifying that any action required or permitted to be taken by stockholders must be effected by a duly called annu-al or special meeting and may not be effected by written consent (we refer to such pro-posal as “Advisory Charter Proposal C”); and iv. to remove certain provisions related to our status as a blank check company that will no longer apply upon consummation of the Business Combination, all of which our board of directors believes are necessary to adequately address the needs of the post-Business Combination company (we refer to such proposal as “Advisory Charter Proposal D”); 5. Proposal No. 5—The Directors Proposal—to consider and vote upon a proposal to elect, effective as of the consummation of the Business Combination, Emmit McHenry, L. Kevin Kelly, and Peter Ginsberg (current members of Cycurion’s board of directors) and Reginald S. Bailey, Sr., and Kevin E. O’Brien to serve on the post-Business Combination company’s board of directors until their respective successors are duly elected and qualified (we refer to this proposal as the “Directors Proposal”); i. Emmit McHenry ii. L. Kevin Kelly iii. Peter Ginsberg iv. Reginald S. Bailey, Sr v. Kevin E. O’Brien 6. Proposal No. 6—The Equity Incentive Plan Proposal—to approve the 2024 Equity Incentive Plan (the “Equity Incentive Plan”), in connection with the Business Combination, including the authorization of the initial share reserve under the Equity Incentive Plan (we refer to this proposal as the “Equity Incentive Plan Proposal”); 7. Proposal No. 7—The Nasdaq ELOC Proposal—to approve for purposes of complying with Nasdaq Listing Rule 5635(d) the potential issuance of more than 20% of our Common Stock following the Business Combination pursuant to two proposed $25,000,000 Equity Line of Credit arrangements that the Combined Company intends to enter into on the closing of the Business Combination (We refer to this proposal as the “Nasdaq ELOC Proposal”); 8. Proposal No. 8—The Nasdaq Series B Proposal—to approve for purposes of complying with Nasdaq Listing Rule 5635(d) the potential issuance of more than 20% of our Common Stock following the closing of the Business Combination upon the conversion of the Series B Preferred Shares and the exercise of the Series B Warrants (We refer to this proposal as the “Nasdaq Series B Proposal”); 9. Proposal No. 9—The Nasdaq Series D Proposal—to approve for purposes of complying with Nasdaq Listing Rule 5635(d) the potential issuance of more than 20% of our Common Stock following the closing of the Business Combination upon the conversion of the Series D Preferred Shares and the exercise of the Series D Warrants (We refer to this proposal as the “Nasdaq Series D Proposal”); 10. Proposal No. 10—The NTA Proposal—to approve amendments to the Current Charter and Business Combination Agreement (the “Existing Organizational Documents”), which amendments shall be effective, if adopted and implemented, immediately prior to the con-summation of the proposed Business Combination, to remove from the requirements con-tained in the Existing Organizational Documents limiting the Company’s ability to consum-mate an initial business combination if the Company would have less than $5,000,001 in net tangible assets (“NTA”) prior to or upon consummation of such Business Combination (We refer to this proposal as the “NTA Proposal”); and 11. Proposal No. 11—The Adjournment Proposal—to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Nasdaq Proposal, the Charter Amendment Proposal, the Directors Proposal, or the Equity Incentive Plan Proposal (the “Adjournment Proposal”). FOR AGAINST ABSTAIN 1. Proposal No. 1—The Business Combination Proposal—to approve the Amended and Restated Agreement and Plan of Merger, dated as of April 26, 2024 (as it may be further amended and/or restated from time to time, the “Business Combination Agreement”), by and among Western, Western Acquisition Merger Inc., a Delaware corporation and a wholly-owned subsidiary of Western (“Merger Sub”), and Cycurion, Inc., a Delaware corporation (“Cycurion”); and the transactions contemplated thereby, including the merger of Merger Sub with and into Cycurion with Cycurion surviving the merger as a wholly-owned subsidiary of Western (the transactions contemplated by the Business Combination Agreement, the “Business Combination” and such proposal, the “Business Combination Proposal”). In addition, in connection with the consumma-tion of the Business Combination, Western will be renamed “Cycurion, Inc.” (“New Cycurion”). 2. Proposal No. 2—The Nasdaq Proposal—to approve, for purposes of complying with Nasdaq Listing Rule 5635(a), the issuance of up to an aggregate of 32,319,083 shares of Common Stock in connection with the Business Combination (the “Nasdaq Proposal”); 3. Proposal No. 3—The Charter Amendment Proposal—to approve the proposed second amended and restated certificate of incorporation of Western (the “Proposed Charter”), which will replace Western’s amended and restated certificate of incorporation, dated January 11, 2022, as amended on January 9, 2023, July 11, 2023, January 10, 2024, April 10, 2024, July 2, 2024, October 9, 2024 and January 8, 2025 (the “Current Charter”), and will be in effect upon the consummation of the Business Combination (the “Charter Amendment Proposal”). 4. Proposal No. 4—The Advisory Charter Proposals—to approve and adopt, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the U.S. Securities and Exchange Commission as separate sub-proposals (which we refer to, collectively, as the “Advisory Charter Proposals”): i. to change the post-Business Combination company’s corporate name from “Western Acquisition Ventures Corp.” to “Cycurion, Inc.” (we refer to such proposal as “Advisory Charter Proposal A”); ii. to increase the total number of authorized shares of Common Stock from 50 million to 100 million and the number of authorized shares of Preferred Stock from 1 million to 20 million (we refer to such proposal as “Advisory Charter Proposal B”); FOR AGAINST ABSTAIN FOR Withhold FOR AGAINST ABSTAIN